UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 22, 2003

BAY VIEW CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	001-14879	94-3078031

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Gateway Drive, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 312-7200

N/A (Former name, former address, and former fiscal year, if changed since last report)

Item 5. Other Events

     Bay View Capital Corporation is placing on file as Exhibit 99.1 a copy of the Company’s earnings release for the quarter ended March 31, 2003. Complete financial statements for the quarter ended March 31, 2003 will be filed as part of the Company’s Form 10-Q.

Item 7. Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Bay View Capital Corporation’s earnings release for the quarter ended March 31, 2003 issued April 22, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY VIEW CAPITAL CORPORATION

Registrant

DATE: April 28, 2003	BY:	/s/ John Okubo

John Okubo
Executive Vice President and
Chief Financial Officer